EXHIBIT 24


                       POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael A. Flick and Thomas L. Callicutt, Jr., or either of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on his or her behalf First Commerce Corporation's Annual Report on Form 10-K for the year ended December 31, 1997.

      Hereby executed by the following persons in the capacities indicated on the 17th day of February, 1998.

IAN ARNOF                                  /s/ Ian Arnof
President and Chief Executive Officer     ----------------------------
 and Director


HERMAN MOYSE, JR                           /s/ Herman Moyse, Jr.
Chairman of the Board                     ----------------------------


MICHAEL A. FLICK                           /s/ Michael A. Flick
Executive Vice President, Chief           ----------------------------
 Administrative Officer and
 Principal Financial Officer

THOMAS   L.   CALLICUTT,  JR.              /s/ Thomas L. Callicutt, Jr.
Executive Vice President, Controller and  ----------------------------
  Principal Accounting Officer


JAMES J. BAILEY III                        /s/ James J. Bailey III
Board Member                              ----------------------------


JOHN W. BARTON                             /s/ John W. Barton
Board Member                              ----------------------------


SYDNEY J. BESTHOFF III
Board Member                              ----------------------------


ROBERT H. BOLTON                           /s/ Robert H. Bolton
Board Member                              ----------------------------



ROBERT C. CUDD III                         /s/ Robert C. Cudd III
Board Member                              ----------------------------


FRANCES B. DAVIS                           /s/ Frances B. Davis
Board Member                              ----------------------------



LAURANCE  EUSTIS, JR.                      /s/ Laurance  Eustis, Jr.
Board Member                              ----------------------------



WILLIAM P. FULLER                          /s/ William P. Fuller
Board Member                              ----------------------------


ARTHUR HOLLINS III                         /s/ Arthur Hollins III
Board Member                              ----------------------------


F. BEN JAMES, JR.
Board Member                              ----------------------------


ERIK F. JOHNSEN                            /s/ Erik F. Johnsen
Board Member                              ----------------------------


J.  MERRICK JONES, JR.                     /s/ J. Merrick Jones, Jr.
Board Member                              ----------------------------


EDWIN LUPBERGER                            /s/ Edwin Lupberger
Board Member                              ----------------------------


MARY ELLEN CHAVANNE MARTIN                 /s/ Mary Ellen Chavanne Martin
Board Member                              ----------------------------


HUGH  G. MCDONALD, JR.                     /s/ Hugh G. McDonald, Jr.
Board Member                              ----------------------------


SAUL A. MINTZ                              /s/ Saul A. Mintz
Board Member                              ----------------------------


O.  MILES POLLARD, JR.                     /s/ O. Miles Pollard, Jr.
Board Member                              ----------------------------



G.  FRANK PURVIS, JR.                      /s/ G. Frank  Purvis, Jr.
Board Member                              ----------------------------


THOMAS H. SCOTT                            /s/ Tom H. Scott
Board Member                              ----------------------------


EDWARD M. SIMMONS                          /s/ Edward M. Simmons
Board Member                              ----------------------------


H.   LEIGHTON  STEWARD                     /s/ H. Leighton Steward
Board Member                              ----------------------------


ROBERT A. WEIGLE                           /s/ Robert A. Weigle
Board Member                              ----------------------------


WILLIAM  W. RUCKS III                       /s/ William W.  Rucks III
Board Member                              ----------------------------